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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF

                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 29, 2001




                             McDONALD'S CORPORATION
             (Exact name of Registrant as specified in its Charter)



         Delaware                        1-5231               36-2361282
(State of Incorporation)        (Commission File No.)       (IRS Employer
                                                          Identification No.)


                              One McDonald's Plaza
                            Oak Brook, Illinois 60523
                                 (630) 623-3000
            (Address and Phone Number of Principal Executive Offices)

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Item 5. Other Events
--------------------

On October 29, 2001, McDonald's Corporation (the "Company") issued a press release discussing outlook and announcing $5 billion share repurchase program. The press release is filed as Exhibit 99 hereto and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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              (c) Exhibit:

                  99       Press Release dated October 29, 2001--McDonald's
                  Discusses Outlook and Announces $5 Billion Share Repurchase Program

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       McDONALD'S CORPORATION

                                       (Registrant)


Date:   October 30, 2001               By: Gloria Santona
                                           ------------------------------------
                                           Gloria Santona
                                           Senior Vice President,
                                           General Counsel and Secretary

                                       3

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                                  Exhibit Index

Exhibit No.
-----------

99       News Release of McDonald's Corporation issued October 29, 2001:
         McDonald's Discusses Outlook and Announces $5 Billion Share Repurchase Program

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